UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2012

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue
New York, New York 10017-1376
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 5, 2012, the Board of Directors of Avon Products, Inc. (the “Company”) approved amendments to the Company's Restated Certificate of Incorporation and By-Laws for the purpose of updating the Company's mailing address for service of process against the Company to the new corporate headquarters at 777 Third Avenue, New York, New York 10017-1376. The Restated Certificate of Incorporation was filed with the Department of State of the State of New York on October 11, 2012.

Copies of the Restated Certificate of Incorporation and By-laws are attached to this Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.1 Restated Certificate of Incorporation of Avon Products, Inc.
Exhibit 3.2 By-Laws of Avon Products, Inc.

(Page 2 of 3 Pages)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Jeff Benjamin
Name: Jeff Benjamin
Title: Senior Vice President, General Counsel and
Chief Ethics & Compliance Officer

Date: October 11, 2012

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Restated Certificate of Incorporation of Avon Products, Inc.
3.2	By-Laws of Avon Products, Inc.